UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 22, 2003


                      NORTHERN STATES FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    000-19300
                            (Commission File Number)


         DELAWARE                                         36-3449727
(State or other Jurisdiction                           (I.R.S. Employer
    of Incorporation)                                 Identification No.)


                             1601 NORTH LEWIS AVENUE
                                   P.O. BOX 39
                            WAUKEGAN, ILLINOIS 60085
                    (Address of Principal Executive Offices)


                                 (847) 244-6000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

         On October 22, 2003, Northern States Financial Corporation (the "Company") announced its earnings results for the quarter ended September 30, 2003. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                           NORTHERN STATES FINANCIAL CORPORATION


Date:  October 22, 2003                    By: /s/ Thomas M. Nemeth
                                               ---------------------------------
                                               Thomas M. Nemeth
                                               Vice President and Treasurer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

  99.1       Press release dated October 22, 2003.


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